SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 7, 2000
                                                         --------------

                        FOUNTAIN COLONY VENTURES, INC.
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Colorado                    33-27230                   95-4798345
--------------------------- -------------------------- --------------------
    (State of                  (Commission              (I.R.S. Employer
    Incorporation)             File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
       ---------------------------------------------------------------
                   (Address of principal executive offices)


                              011-81-52-937-8840
           --------------------------------------------------------
             (Registrant's telephone number, including area code)


      -----------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 4.   Changes in Registrant's Certifying Accountant.

Effective July 7, 2000, Fountain Colony dismissed Jones, Jensen & Company, LLC as the independent accountant previously engaged by Fountain Colony to audit the financial statements of Fountain Colony.

Jones, Jensen & Company, LLC previously audited the balance sheet of Fountain Colony's wholly owned subsidiary, Green Medical Company, Ltd. as of June 30, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year ended June 30, 1999. Jones, Jensen & Company, LLC has not issued an adverse opinion or a disclaimer of opinion, nor has any report during the past year been qualified or modified as to uncertainty, audit scope, or accounting principles.

During Fountain Colony's most recent fiscal year, and any subsequent interim period preceding the dismissal of Jones, Jensen & Company, LLC there were no disagreements with Jones, Jensen & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During Fountain Colony's most recent fiscal year and any subsequent interim period preceding this change in certified accountants,

            (A) Jones, Jensen & Company, LLC did not advise Fountain Colony that the internal controls necessary for Fountain Colony to develop reliable financial statements do not exist;

            (B) Jones, Jensen & Company, LLC did not advise Fountain Colony that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

            (C) Jones, Jensen & Company, LLC did not advise Fountain Colony of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during said time period that if further investigated, may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering


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

            an unqualified audit report on those financial statements), or
            (ii) cause it to be unwilling to rely on management's representations or be associated with Fountain Colony's financial statements; or

            (D) Jones, Jensen & Company, LLC did not advise Fountain Colony that information had come to the accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

The decision to change accountants was recommended and approved by Fountain Colony's board of directors, who decided to use an auditing firm located in Japan as the new auditing firm for Fountain Colony. Fountain Colony's wholly owned subsidiary, Green Medical Company, Ltd., is located in Japan.

On July 7, 2000, Fountain Colony engaged Taiyo Audit Corporation as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years, and any subsequent interim period prior to engaging Taiyo Audit Corporation neither Fountain Colony nor someone on its behalf consulted Taiyo Audit Corporation regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was either the subject of a disagreement (there were no disagreements as stated above) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.    Exhibit Description
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16.1           Letter regarding resignation of certifying accountant.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FOUNTAIN COLONY VENTURES, INC.
                                    (Registrant)


Date: July 10, 2000                 By: /s/Katumori Hayashi
      -------------                 -------------------------------
                                    Katumori Hayashi
                                    President, Chief Executive Officer
                                    and Chairman of Board of Directors

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                                EXHIBIT INDEX

Exhibit                                                                 Page
No.           Exhibit Description                                        No.
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16.1          Letter regarding resignation of                            6
              certifying accountant.


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